                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                  FORM N-CSR


                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES


                 Investment Company Act file number 811-21133


                           Clarion Investment Trust
--------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)


                                230 Park Avenue
                              New York, NY 10169
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                                 Daniel Heflin
                           Clarion Investment Trust
                                230 Park Avenue
                              New York, NY 10169
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

      Registrant's telephone number, including area code: 1-212-883-2500

                   Date of fiscal year end: October 31, 2006

                  Date of reporting period: October 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (S) 3507.

Item 1. Report(s) to Shareholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the "1940 Act") is attached hereto.

----------------------------------------------
CLARION TOTAL RETURN FUND
----------------------------------------------

Officers and Trustees

Daniel Heflin
President, Chief Executive Officer and Trustee        --------------------

Stephen Baines
Vice President

Jerry Chang
Chief Compliance Officer                              CLARION TOTAL RETURN
                                                              FUND
Joanne M. Vitale
Vice President

Ryan Martin
Chief Financial Officer

S. Leland Dill
Trustee

Steven N. Fayne
Trustee

I. Trevor Rozowsky
Trustee

James Webb                                            --------------------
Trustee
----------------------------------------------

Investment Adviser
       ING Clarion Capital, LLC
       230 Park Avenue
       New York, NY 10169
----------------------------------------------

Administrator
       The Bank of New York
       101 Barclay Street
       New York, NY 10286
----------------------------------------------

Custodian                                                Annual Report
   The Bank of New York                                 October 31, 2006
   100 Colonial Center Parkway
   Lake Mary, FL 32746

                           CLARION TOTAL RETURN FUND
        c/o ING Clarion Capital / 230 Park Avenue / New York, NY 10169
                               Tel 212-883-2500

December 2006

CLARION TOTAL RETURN FUND

Dear Shareholder,

Enclosed is the Annual Report for the Clarion Total Return Fund (the "Fund"). This report covers the period from November 1, 2005 through October 31, 2006. As of October 31, 2006, the net asset value of the Fund was $164, 402, 699 which included investments in 100 fixed income securities, with a net investment value of $161,701,597. The Fund also has $2,701,102 of other assets (including cash and cash equivalents) net of liabilities.

For the twelve months ending October 31, 2006, the Fund generated a net total return of 5.69% compared to a return of 5.19% for the Lehman Brothers Aggregate Bond Index. Since the inception of the Fund (July 15, 2002), the portfolio generated a net annual return of 6.26% compared to an annual return of 4.63% for the Lehman Brothers Aggregate Bond Index.

Market Summary

During 2006, new issue supply of approximately $153 billion through October 31, 2006 brought the CMBS market capitalization to approximately $600 billion. During this period, delinquencies of loans underlying CMBS transactions were 0.91% of current balances. However, there continues to be a clear demarcation between the best deals and the worst deals. The best performing quartile had average delinquencies of 0.00% and the worst performing quartile had average delinquencies of 5.24%, excluding deals with less than 1 year of seasoning.

A majority of the commercial property markets have recovered and construction has been slow to respond. The apartment and retail sectors have measurable risk, while the office and industrial sectors are fairly balanced. A number of the apartment markets have stalled due to troubled condo deals. However, we expect the national apartment market to fully recover in 2007. Based on our national property forecast of vacancy trends by metro areas, 27 apartment markets currently have vacancy rates below their long-term averages, while 13 markets are still recovering. The office market ended the third quarter 2006 with a vacancy rate of 11.6%, decreasing 0.2% from the previous quarter. Absorption remains positive as it has for the past 13 quarters, with total net absorption accounting for 0.46% of existing inventory in the third quarter. Most markets have forecasted construction levels below their long-term averages, with the current under-construction inventory equal to 1.97% of existing stock. We expect the office market to outperform other core property sectors in the near term. The retail property sector is expected to moderate going forward due to temperate retail sales growth. The "wealth effect" on spending has driven growth in retail sales to record levels in recent years. Cumulative demand growth over the next two years is projected at 4%, compared to 7% over the past two years. Therefore, we expect performance to be more tempered in the retail sector going forward. The industrial property sector ended the third quarter 2006 with a vacancy rate of 8.9%, decreasing 0.1% from the previous quarter. Strong absorption levels over the last three years have kept vacancies low, with net absorption accounting for 0.4% of existing stock in the third quarter. We expect the industrial property sector to continue to perform well in the near term.

Portfolio Summary

From a credit perspective, the average credit rating of the Fund is A. Since November 1, 2005, 44 securities have been upgraded and 3 have been downgraded. For the year ended October 31, 2006, the Fund made monthly distributions to shareholders at a rate of 5.46%. Since the inception of the Fund, it has made distributions at an average annual rate of 4.96%. With regard to term structure exposure versus the benchmark, as of October 31, 2006, the portfolio had a weighted average life of 7.00 years, while the Lehman Brothers Aggregate Index had a weighted average life of 7.01 years. The modified duration of the Fund was 4.88 years, while the Lehman Brothers Aggregate Index had a modified duration of 4.52 years. As of October 31, 2006, the portfolio was constructed of 79.48% investment grade securities and 20.52% below-investment grade securities. The Fund's spread to Treasuries was 152 basis points, while the Lehman Brothers Aggregate Index spread to Treasuries was 65 basis points. Due to the fundamental and defensive investment process employed, ING Clarion believes that the Fund will continue to outperform the Lehman Brothers Aggregate Index.

If you have any questions regarding the Fund, please call me or Robert Kopchains at 212-883-2692.

Daniel Heflin, President

PERFORMANCE INFORMATION

 Growth in Value of a $10,000 Investment in the Clarion Total Return Fund and
                      the Lehman Brothers Aggregate Index

 LOGO

Date             Cumulative Return        Date          Value of $10,000
------------  ----------------------  ------------  ------------------------
               Fund  Lehman Aggregate                Fund   Lehman Aggregate
              -----  ----------------               ------- ----------------
07/15/02                              07/15/02      $10,000     $10,000
7/31/2002      0.22%       0.13%      7/1/2002      $10,022     $10,013
8/31/2002      2.40%       1.82%      8/31/2002     $10,240     $10,182
9/30/2002      4.48%       3.47%      9/30/2002     $10,448     $10,347
10/31/2002     4.08%       3.00%      10/31/2002    $10,408     $10,300
11/30/2002     2.97%       2.97%      11/30/2002    $10,297     $10,297
12/31/2002     5.42%       5.10%      12/31/2002    $10,542     $10,510
1/31/2003      5.18%       5.19%      1/31/2003     $10,518     $10,519
2/28/2003      6.93%       6.64%      2/28/2003     $10,693     $10,664
3/31/2003      6.85%       6.56%      3/31/2003     $10,685     $10,656
4/30/2003      7.60%       7.44%      4/30/2003     $10,760     $10,744
5/31/2003     10.26%       9.44%      5/31/2003     $11,026     $10,944
6/30/2003     10.53%       9.22%      6/30/2003     $11,053     $10,922
7/31/2003      6.70%       5.55%      7/31/2003     $10,670     $10,555
8/31/2003      6.95%       6.25%      8/31/2003     $10,695     $10,625
9/30/2003     10.59%       9.06%      9/30/2003     $11,059     $10,906
10/31/2003     9.22%       8.05%      10/31/2003    $10,922     $10,805
11/30/2003     9.72%       8.31%      11/30/2003    $10,972     $10,831
12/31/2003    10.85%       9.41%      12/31/2003    $11,085     $10,941
1/31/2004     11.95%      10.29%      1/31/2004     $11,195     $11,029
2/29/2004     13.86%      11.48%      2/29/2004     $11,386     $11,148
3/31/2004     14.95%      12.31%      3/31/2004     $11,495     $11,231
4/30/2004     11.37%       9.39%      4/30/2004     $11,137     $10,939
5/31/2004     11.18%       8.95%      5/31/2004     $11,118     $10,895
6/30/2004     12.07%       9.58%      6/30/2004     $11,207     $10,958
7/31/2004     13.34%      10.66%      7/31/2004     $11,334     $11,066
8/31/2004     16.04%      12.77%      8/31/2004     $11,604     $11,277
9/30/2004     16.71%      13.08%      9/30/2004     $11,671     $11,308
10/31/2004    18.68%      14.03%      10/31/2004    $11,868     $11,403
11/30/2004    17.66%      13.12%      11/30/2004    $11,766     $11,312
12/31/2004    18.79%      14.16%      12/31/2004    $11,879     $11,416
1/31/2005     19.73%      14.88%      1/31/2005     $11,973     $11,488
2/28/2005     19.55%      14.20%      2/28/2005     $11,955     $11,420
3/31/2005     18.84%      13.62%      3/31/2005     $11,884     $11,362
4/30/2005     20.90%      15.15%      4/30/2005     $12,090     $11,515
5/31/2005     22.46%      16.39%      5/31/2005     $12,246     $11,639
6/30/2005     23.33%      17.03%      6/30/2005     $12,333     $11,703
7/31/2005     21.87%      15.97%      7/31/2005     $12,187     $11,597
8/31/2005     24.01%      17.45%      8/31/2005     $12,401     $11,745
9/30/2005     22.76%      16.24%      9/30/2005     $12,276     $11,624
10/31/2005    23.12%      15.32%      10/31/2005    $12,312     $11,532
11/30/2005    23.02%      15.99%      11/30/2005    $12,302     $11,599
12/31/2005    23.74%      17.10%      12/31/2005    $12,374     $11,710
1/31/2006     23.74%      17.11%      1/31/2006     $12,374     $11,711
2/28/2006     24.71%      17.50%      2/28/2006     $12,471     $11,750
3/31/2006     24.39%      16.34%      3/31/2006     $12,439     $11,634
4/30/2006     24.38%      16.13%      4/30/2006     $12,438     $11,613
5/31/2006     24.67%      16.01%      5/31/2006     $12,467     $11,601
6/30/2006     24.62%      16.26%      6/30/2006     $12,462     $11,626
7/31/2006     26.22%      17.83%      7/31/2006     $12,622     $11,783
8/31/2006     28.00%      19.63%      8/31/2006     $12,800     $11,963
9/30/2006     29.54%      20.68%      9/30/2006     $12,954     $12,068
10/31/2006    30.13%      21.48%      10/31/2006    $13,013     $12,148

The Lehman Brothers U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Unlike the returns of the Fund, the returns of the Lehman Brothers Aggregate Index do not include the adverse effects of shareholder transactions costs and fund operating expenses.

                                      One Year Ended   Three Years Ended       Inception to
                                     October 31, 2006 October 31, 2006 (a) October 31, 2006 (b)
                                     ---------------- -------------------- --------------------
Clarion Total Return Fund                  5.69%              5.41%                6.26%
Lehman Brothers Aggregate Bond Index       5.19%              3.93%                4.63%

--------
(a) Average annual total return
(b) Average annual total return from commencement of Fund operations (July 15,
    2002)

"Total Return" is calculated including reinvestment of all dividends and distributions. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. The performance information and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Fund Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide the account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                             Beginning  Ending      Annualized
                                              Account  Account    Expense Ratio    Expenses Paid
                                               Value    Value      Based on the   During the Six-
                                             05/01/06  10/31/06  Six-Month Period  Month Period*
                                             --------- --------- ---------------- ---------------
Clarion Total Return Fund
   Actual                                    $1,000.00 $1,046.24       0.46%           $2.35
   Hypothetical (5% return before expenses)  $1,000.00 $1,022.91       0.46%           $2.32

--------
*Expenses are calculated using the annualized expense ratio for the Fund, which represents the ongoing expenses as a percentage of net assets for the half-year ended 10/31/06. Expenses are calculated by multiplying the annualized expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half-year; and then dividing that result by the number of days in the calendar year. Expense ratios for the most recent fiscal half-year may differ from expense ratios based on the one-year data in the financial highlights.

A description of the Fund's proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (212) 883-2730 or on the Securities & Exchange Commission's website at http://www.sec.gov.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at
(212) 883-2730 or by accessing the Fund's Form N-PX on the Commission's website at http://www.sec.gov.

The Fund will file its complete schedule of portfolio holdings with the Securities & Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC website at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling
(800) SEC-0330.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Clarion Total Return Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Clarion Total Return Fund (the "Fund") as of October 31, 2006, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the period ended October 31, 2002 were audited by other auditors whose report expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Clarion Total Return Fund at October 31, 2006, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

New York, New York
December 15, 2006

CLARION TOTAL RETURN FUND
PORTFOLIO OF INVESTMENTS
October 31, 2006

                                                                                    Principal
                                                                                     Amount          Value (a)
                                                                                 ------------    ------------
COMMERCIAL MORTGAGE-BACKED SECURITIES (68.42%)
CS First Boston Mortgage Securities Corp.              6.000% due 07/15/2035 (b) $  4,479,000    $  4,375,947(e)
Commercial Mortgage Pass-Through Certificates          7.026% due 02/14/2034 (b)    4,094,000       4,353,072
Banc of America Commercial Mortgage, Inc.              5.892% due 07/10/2046 (b)    4,000,000       4,087,760
CS First Boston Mortgage Securities Corp.              4.947% due 12/15/2040 (b)    4,500,000       3,803,377
J.P. Morgan Chase Commercial Mortgage Securities Corp. 5.364% due 01/12/2043 (b)    3,300,000       3,269,204
Wachovia Bank Commercial Mortgage Trust                5.224% due 07/15/2042 (b)    3,195,000       3,137,532
Wachovia Bank Commercial Mortgage Trust                5.367% due 10/15/2035 (b)    3,500,000       3,064,278
LB UBS Commercial Mortgage Trust                       5.322% due 04/15/2040 (b)    3,000,000       2,982,180
GE Capital Commercial Mortgage Corp.                   5.333% due 11/10/2045 (b)    3,000,000       2,963,496
Merrill Lynch Mortgage Trust                           5.209% due 07/12/2038 (b)    3,000,000       2,952,633
CS First Boston Mortgage Securities Corp.              5.530% due 07/15/2036 (b)    3,000,000       2,950,887
LB UBS Commercial Mortgage Trust                       5.076% due 07/15/2037 (b)    3,618,000       2,940,754
Merrill Lynch Mortgage Trust                           5.421% due 09/12/2042 (b)    3,000,000       2,892,375
Morgan Stanley Capital I                               6.099% due 07/12/2044 (b)    2,800,000       2,882,964
Wachovia Bank Commercial Mortgage Trust                5.370% due 05/15/2044 (b)    3,000,000       2,881,113
CS First Boston Mortgage Securities Corp.              5.226% due 12/15/2036 (b)    3,000,000       2,694,024
DLJ Mortgage Acceptance Corp.                          7.760% due 05/15/2030 (b)    2,600,000       2,605,668
Wachovia Bank Commercial Mortgage Trus                 4.932% due 04/15/2035 (b)    3,020,000       2,568,534
CS First Boston Mortgage Securities Corp.              5.590% due 05/15/2036        2,500,000       2,515,125
GS Mortgage Securities Corp. II                        5.232% due 04/10/2038 (b)    2,500,000       2,165,333
DLJ Commercial Mortgage Corp.                          7.968% due 10/10/2032        2,000,000       2,149,720
Morgan Stanley Capital I                               5.379% due 08/13/2042 (b)    2,100,000       2,071,516
Commercial Mortgage Acceptance Corp.                   6.210% due 07/15/2031 (b)    2,000,000       2,071,094
Wachovia Bank Commercial Mortgage Trust                0.112% due 10/15/2041 (b)   99,771,492(c)    2,060,780
J.P. Morgan Chase Commercial Mortgage Securities Corp. 5.038% due 01/15/2042 (b)    2,074,000       2,018,232
J.P. Morgan Chase Commercial Mortgage Securities Corp. 5.586% due 05/15/2045 (b)    2,000,000       2,009,940
Wachovia Bank Commercial Mortgage Trust                5.775% due 05/15/2043 (b)    2,000,000       1,998,552
GMAC Commercial Mortgage Securities, Inc.              5.437% due 11/10/2045 (b)    2,000,000       1,991,202
Wachovia Bank Commercial Mortgage Trust                6.520% due 10/15/2017 (b)    2,000,000       1,990,078
CS First Boston Mortgage Securities Corp.              5.603% due 07/15/2036 (b)    2,000,000       1,969,422
Wachovia Bank Commercial Mortgage Trust                5.234% due 07/15/2041 (b)    2,000,000       1,957,082
J.P. Morgan Chase Commercial Mortgage Securities Corp. 5.469% due 06/12/2041 (b)    2,000,000       1,956,588
GE Capital Commercial Mortgage Corp.                   5.394% due 03/10/2040 (b)    2,000,000       1,940,576
GS Mortgage Securities Corp. II                        4.845% due 10/10/2028 (b)    2,000,000       1,936,538
CS First Boston Mortgage Securities Corp.              6.065% due 03/15/2036 (b)    1,750,000       1,792,455
BXG Receivables Note Trust                             4.445% due 07/01/2019 (b)    1,617,776       1,577,078
Merrill Lynch/Countrywide Commercial Mortgage Trust    5.682% due 07/12/2046 (b)    1,500,000       1,508,775
J.P. Morgan Chase Commercial Mortgage Securities Corp. 5.149% due 08/15/2042 (b)    1,500,000       1,434,968
J.P. Morgan Chase Commercial Mortgage Securities Corp. 5.536% due 07/12/2037 (b)    1,300,000       1,295,680
Chase Commercial Mortgage Securities Corp.             7.370% due 06/19/2029        1,100,000       1,102,497
LB UBS Commercial Mortgage Trust                       5.250% due 04/15/2037 (b)    1,120,000       1,095,583
Wachovia Bank Commercial Mortgage Trust                6.013% due 07/15/2045 (b)    1,000,000       1,030,080
LB UBS Commercial Mortgage Trust                       5.118% due 04/15/2040        1,029,000       1,019,655
Nationslink Funding Corp.                              7.050% due 03/20/2030 (b)    1,000,000       1,013,090
Wachovia Bank Commercial Mortgage Trust                5.153% due 10/15/2041 (b)    1,000,000         972,094
Wachovia Bank Commercial Mortgage Trust                5.290% due 04/15/2042 (b)    1,000,000         970,038
LB UBS Commercial Mortgage Trust                       5.098% due 03/15/2036 (b)    1,000,000         964,253
Prudential Securities Secured Financing Corp.          7.193% due 06/16/2031          929,384         962,693
GE Capital Commercial Mortgage Corp.                   5.197% due 06/10/2048 (b)    1,000,000         957,095
LB UBS Commercial Mortgage Trust                       4.647% due 12/15/2036        1,000,000         955,110
J.P. Morgan Chase Commercial Mortgage Securities Corp. 5.277% due 01/12/2039 (b)    1,000,000         925,977
J.P. Morgan Chase Commercial Mortgage Securities Corp. 5.056% due 07/12/2035 (b)    3,727,000         523,237(e)(f)
PNC Mortgage Acceptance Corp.                          7.100% due 12/10/2032 (b)      500,000         512,969
J.P. Morgan Chase Commercial Mortgage Securities Corp. 5.620% due 07/15/2041 (b)      500,000         485,419
Wachovia Bank Commercial Mortgage Trust                0.107% due 07/15/2041 (b)  116,815,073(c)      466,793
DLJ Mortgage Commercial Corp.                          6.080% due 03/10/2032          331,130         331,115
DLJ Mortgage Acceptance Corp.                          7.660% due 05/15/2030 (b)      217,097         217,178
Commercial Mortgage Pass-Through Certificates          6.120% due 07/15/2016 (b)      164,569         164,602
   Total Commercial Mortgage-Backed Securities
                                                                                                 ------------
   (Cost $112,197,234)                                                                            112,486,010
                                                                                                 ------------

                      See Notes to Financial Statements.

CLARION TOTAL RETURN FUND
PORTFOLIO OF INVESTMENTS
October 31, 2006

                                                                                Principal
                                                                                 Amount     Value (a)
                                                                                ---------- ------------
CORPORATE BONDS (22.08%)
Prologis                                                  5.250% due 11/15/2010 $3,650,000 $  3,633,367
Senior Housing Properties Trust                           8.625% due 01/15/2012  3,000,000    3,232,500
Simon Property Group LP                                   5.450% due 03/15/2013  3,000,000    3,001,305
Mack-Cali Realty LP                                       7.750% due 02/15/2011  2,000,000    2,168,714
ERP Operating LP                                          6.950% due 03/02/2011  2,000,000    2,127,858
Lennar Corp.                                              5.950% due 10/17/2011  2,000,000    2,011,156
EOP Operating LP                                          6.750% due 02/15/2012  1,545,000    1,630,383
Duke Realty LP                                            5.625% due 08/15/2011  1,500,000    1,512,711
Mylan Laboratories, Inc.                                  5.750% due 08/15/2010  1,500,000    1,477,500
CPG Partners LP                                           8.250% due 02/01/2011  1,000,000    1,102,680
Trustreet Properties, Inc.                                7.500% due 04/01/2015  1,000,000    1,090,000
ERP Operating LP                                          5.375% due 08/01/2016  1,100,000    1,088,377
AMB Property LP                                           5.900% due 08/15/2013  1,000,000    1,018,357
Tanger Factory Outlet Centers                             6.150% due 11/15/2015  1,000,000    1,016,586
Simon Property Group LP                                   5.600% due 09/01/2011  1,000,000    1,011,107
Stater Brothers Holdings                                  8.125% due 06/15/2012  1,000,000    1,007,500
K Hovnanian Enterprises, Inc.                             7.500% due 05/15/2016  1,000,000      970,000
DR Horton, Inc.                                           4.875% due 01/15/2010    940,000      918,399
ERP Operating LP                                          7.125% due 10/15/2017    795,000      887,469
Petro Stopping Centers LP / Petro Financial Corp.         9.000% due 02/15/2012    850,000      869,125
Meritage Homes Corp.                                      7.000% due 05/01/2014    785,000      741,825
Steelcase, Inc.                                           6.500% due 08/15/2011    500,000      508,740
CVS Corp.                                                 5.750% due 08/15/2011    500,000      507,665
DR Horton, Inc.                                           6.000% due 04/15/2011    500,000      500,945
Host Marriott LP                                          6.750% due 06/01/2016    500,000      486,875
Standard-Pacific Corp.                                    6.875% due 05/15/2011    500,000      480,000
Simon Property Group LP                                   7.375% due 06/15/2018    425,000      477,917
DR Horton, Inc.                                           5.875% due 07/01/2013    365,000      357,627
Spieker Properties LP                                     7.650% due 12/15/2010    260,000      282,563
Autonation, Inc.                                          7.000% due 04/15/2014    175,000      174,125
                                                                                           ------------
   Total Corporate Bonds
   (Cost $36,297,417)                                                                        36,293,376
                                                                                           ------------
MORTGAGE-BACKED SECURITIES (1.56%)
Federal National Mortgage Association                     5.500% due 10/01/2032    837,303      829,927
Federal Home Loan Mortgage Corporation                    5.500% due 03/01/2023    788,954      787,991
Federal National Mortgage Association                     5.000% due 05/01/2018    703,322      694,263
Federal Home Loan Mortgage Corporation                    6.000% due 11/01/2032    252,540      254,997
                                                                                           ------------
   Total Mortgage-Backed Securities
   (Cost $2,632,433)                                                                          2,567,178
                                                                                           ------------
UNITED STATES GOVERNMENT AGENCIES & OBLIGATIONS
  (6.30%)
Government National Mortgage Association                  5.888% due 08/16/2042  3,813,132    3,945,551
Government National Mortgage Association                  3.110% due 01/16/2019  1,292,561    1,244,696
Government National Mortgage Association                  5.470% due 11/16/2045  1,205,295    1,183,543
Government National Mortgage Association                  5.475% due 09/16/2044  1,183,977    1,181,665
Government National Mortgage Association                  5.084% due 01/16/2045  1,194,039    1,110,223
Government National Mortgage Association                  5.485% due 03/16/2046    589,189      575,542
Government National Mortgage Association                  5.561% due 03/16/2044    574,370      573,540
Government National Mortgage Association                  5.138% due 11/16/2045    587,703      540,273
                                                                                           ------------
   Total United States Government Agencies & Obligations
   (Cost $9,870,915)                                                                         10,355,033
                                                                                           ------------
TOTAL SECURITIES (98.36%)
   (Cost $160,997,999) (d)                                                                  161,701,597
                                                                                           ------------
OTHER ASSETS, NET OF LIABILITIES (1.64%)                                                      2,701,102
                                                                                           ------------
NET ASSETS (100.00%)                                                                       $164,402,699
                                                                                           ============

--------
(a) See Notes B to Financial Statements.
(b) 144A Securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities at October 31, 2006 was $103,450,095 or 62.92% of net assets.
(c) Represents notional amount of interest-only security.
(d) The cost for federal income tax purposes was $160,997,999. At October 31, 2006 net unrealized appreciation for all securities based on tax cost was $688,043. This consisted of aggregate gross unrealized appreciation for all securities of $ 4,298,380 and aggregate gross unrealized depreciation for all securities of $3,610,337.
(e) Illiquid security.
(f) Fair valued security.

Swap agreements outstanding at October 31, 2006:

                                                                                                     Notional    Unrealized
Type                                                                                                  Amount    Appreciation
----                                                                                                ----------- ------------
Pay a fixed rate equal to 4.474% and receive floating rate based on 3 Month USD-LIBOR Counterparty:
  Deutsche Bank Effective date 05/26/05, Exp. 05/26/15                                              $10,000,000   $337,839
Pay a fixed rate equal to 4.883% and receive floating rate based on 3 Month USD-LIBOR Counterparty:
  Deutsche Bank Effective date 12/29/05, Exp. 12/29/15                                               10,000,000     52,042
                                                                                                                  --------
Total                                                                                                             $389,881
                                                                                                                  ========

                      See Notes to Financial Statements.

CLARION TOTAL RETURN FUND
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2006

The credit ratings of the Fund's investments are summarized below.

Summary of Rating - October 31, 2006 (unaudited)

                                                             Percentage of Net Assets by Rating
                                        -----------------------------------------------------------------------------
Issuer                                   AAA  AA+ to AA- A+ to A- BBB+ to BBB- BB+ to BB- B+ to B- CCC+ TO CCC-
------                                  ----- ---------- -------- ------------ ---------- -------- ------------
Commercial Mortgage-Backed
  Securities
   Banc of America Commercial
     Mortgage, Inc.                        --      --      2.49         --          --        --         --      2.49
   BXG Receivables Note Trust            0.96      --        --         --          --        --         --      0.96
   Chase Commercial Mortgage
     Securities Corp.                    0.67      --        --         --          --        --         --      0.67
   Commercial Mortgage Acceptance
     Corp                                  --      --        --       1.26          --        --         --      1.26
   Commercial Mortgage Pass-Through
     Certificates                        2.65    0.10        --         --          --        --         --      2.75
   CS First Boston Mortgage Securities
     Corp.                                 --      --      1.53       4.08        3.95      2.66         --     12.22
   DLJ Commercial Mortgage Corp.         0.20      --        --       1.31          --        --         --      1.51
   DLJ Mortgage Acceptance Corp.         1.71      --        --         --          --        --         --      1.71
   GE Capital Commercial Mortgage
     Corp.                                 --      --      1.80       1.76          --        --         --      3.56
   GMAC Commercial Mortgage
     Securities, Inc.                      --      --      1.21         --          --        --         --      1.21
   GS Mortgage Securities Corp. II         --      --        --       1.18        1.32        --         --      2.50
   J.P. Morgan Chase Commercial
     Mortgage Securities Corp.             --      --      4.44       3.71          --        --       0.32      8.47
   LB UBS Commercial Mortgage
     Trust                                 --    0.62      2.39       1.25        1.78        --         --      6.04
   Merrill Lynch/Countrywide
     Commercial Mortgage Trust             --      --      0.92         --          --        --         --      0.92
   Merrill Lynch Mortgage Trust            --      --      1.80       1.76          --        --         --      3.56
   Morgan Stanley Capital I                --      --      3.01         --          --        --         --      3.01
   NationsLink Funding Corporation         --      --        --       0.62          --        --         --      0.62
   PNC Mortgage Acceptance Corp            --                --       0.31          --        --         --      0.31
   Prudential Securities Secured
     Financing Corp.                     0.59      --        --         --          --        --         --      0.59
   Wachovia Bank Commercial
     Mortgage Trust                      1.54      --      3.13       5.96        3.43        --         --     14.06
                                        -----    ----     -----      -----       -----      ----       ----     -----
                                         8.32    0.72     22.72      23.20       10.48      2.66       0.32     68.42
                                        -----    ----     -----      -----       -----      ----       ----     -----
Corporate Bonds                            --      --        --      15.36        4.91      1.81         --     22.08
Mortgage-Backed Securities               1.56      --        --         --          --        --         --      1.56
U.S. Gov't Agency & Obligations          6.30      --        --         --          --        --         --      6.30
                                        -----    ----     -----      -----       -----      ----       ----     -----
                                        16.18    0.72     22.72      38.56       15.39      4.47       0.32     98.36
                                        =====    ====     =====      =====       =====      ====       ====     =====

CLARION TOTAL RETURN FUND
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2006

Assets
       Investments, at Value (Cost $ 160,997,999)                       $161,701,597
       Cash                                                                1,214,616
       Interest Receivable                                                 1,277,864
       Unrealized Gain on Swaps                                              389,881
                                                                        ------------
   Total Assets                                                          164,583,958
                                                                        ------------
Liabilities
       Accrued Advisory Fees - Note C                                        103,140
       Accrued Audit Fees                                                     40,000
       Accrued Administrative Fees - Note D                                   12,386
       Accrued Custodian Fees - Note D                                         2,952
       Other Accrued Expenses                                                 22,781
                                                                        ------------
   Total Liabilities                                                         181,259
                                                                        ------------
Net Assets                                                              $164,402,699
                                                                        ============
Net Assets Consist of:
       Paid in Capital                                                  $164,512,446
       Undistributed Net Investment Income                                   174,358
       Accumulated Realized Loss                                          (1,377,584)
       Net Unrealized Appreciation                                         1,093,479
                                                                        ------------
Net Assets                                                              $164,402,699
                                                                        ============
Net Assets                                                              $164,402,699
Shares of Beneficial Interest
       Shares Issued and Outstanding (Unlimited Number Authorized)        16,284,688
       Net Asset Value Per Share                                        $      10.10
                                                                        ============

                      See Notes to Financial Statements.

CLARION TOTAL RETURN FUND
STATEMENT OF OPERATIONS
For the Year Ended October 31, 2006

Investment Income
   Interest                                                                $ 9,646,859
                                                                           -----------
Expenses
   Investment Advisory Fees - Note C                                           415,134
   Administrative Fees - Note D                                                 75,884
   Legal Fees                                                                   70,897
   Audit Fees                                                                   41,000
   Insurance                                                                    28,796
   Trustees' Fees                                                               22,667
   Custodian Fees - Note D                                                      16,259
   Transfer Agent Fees - Note E                                                 15,634
   Pricing Vendor Fees                                                           7,136
   Other                                                                        18,803
                                                                           -----------
   Total Expenses                                                              712,210
                                                                           -----------
Net Investment Income                                                        8,934,649
                                                                           -----------
Realized and Unrealized Gain on Investments and Swaps:
   Net Realized Gain (Loss) on:
   Investments                                                              (1,233,006)
   Swaps                                                                       155,267
                                                                           -----------
       Net Realized Loss on Investments and Swaps                           (1,077,739)
                                                                           -----------
Net Change in Unrealized Appreciation on:
   Investments                                                               1,189,995
   Swaps                                                                        74,309
                                                                           -----------
       Net Change in Unrealized Appreciation on Investments and Swaps        1,264,304
                                                                           -----------
Net Gain on Investments and Swaps                                              186,565
                                                                           -----------
Net Increase in Net Assets Resulting from Operations                       $ 9,121,214
                                                                           ===========

                      See Notes to Financial Statements.

CLARION TOTAL RETURN FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                             Year             Year
                                                                                            Ended            Ended
                                                                                       October 31, 2006 October 31, 2005
                                                                                       ---------------- ----------------
Increase (Decrease) in Net Assets from
Operations:
   Net Investment Income                                                                 $  8,934,649     $  8,043,850
   Net Realized Gain (Loss) on Investments and Swaps                                       (1,077,739)         381,796
   Net Change in Unrealized Appreciation (Depreciation) on Investments and Swaps            1,264,304       (2,592,394)
                                                                                         ------------     ------------
       Net Increase in Net Assets Resulting from Operations                                 9,121,214        5,833,252
                                                                                         ------------     ------------
Distributions:
   Net Investment Income                                                                   (9,048,035)      (8,798,994)
   Capital Gains                                                                                   --         (486,961)
                                                                                         ------------     ------------
       Total Distributions                                                                 (9,048,035)      (9,285,955)
                                                                                         ------------     ------------
Transactions in Shares of Beneficial Interest:
   Shares Issued                                                                                   --       20,005,000
   - In Lieu of Cash Distributions                                                          9,047,995        9,285,987
   Shares Redeemed                                                                        (10,006,234)      (2,000,471)
                                                                                         ------------     ------------
       Net Increase (Decrease) from Transactions in Shares of Beneficial Interest            (958,239)      27,290,516
                                                                                         ------------     ------------
   Total Increase (Decrease)                                                                 (885,060)      23,837,813
Net Assets:
   Beginning of Year                                                                      165,287,759      141,449,946
                                                                                         ------------     ------------
   End of Year                                                                           $164,402,699     $165,287,759
                                                                                         ============     ============
Shares Issued and Redeemed:
   Shares Issued                                                                                   --        1,957,764
   - In Lieu of Cash Distributions                                                            905,794          912,727
   Shares Redeemed                                                                         (1,007,427)        (198,019)
                                                                                         ------------     ------------
       Net Increase (Decrease) in Shares of Beneficial Interest                              (101,633)       2,672,472
                                                                                         ============     ============

                      See Notes to Financial Statements.

CLARION TOTAL RETURN FUND
STATEMENT OF CASH FLOWS
For the Year Ended October 31, 2006

Cash Flows from Operating Activities:
   Net Increase in Net Assets Resulting from Operations                                                   $   9,121,214
   Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to Net Cash Provided by
     Operating Activities:
       Cost of Securities Purchased                                                                        (110,980,675)
       Proceeds from Sale of Securities                                                                     112,740,707
       Adjustment to Cost of Interest Only Securities                                                           200,656
       Net Interest Received on Swaps                                                                           155,267
       Net Amortization of Premium and Accretion of Discount                                                     35,964
       Net Change in Unrealized Appreciation on Investments and Swaps                                        (1,264,304)
       Net Realized Loss on Investments and Swaps                                                             1,077,739
   Net Change in Operating Assets and Liabilities:
       Decrease in Receivable for Securities Sold                                                                26,508
       Increase in Interest Receivable                                                                         (326,334)
       Decrease in Payable for Securities Purchased                                                          (4,981,910)
       Decrease in Other Accrued Expenses                                                                       (26,172)
       Increase in Accrued Audit Fees                                                                             6,000
       Increase in Accrued Custodian Fees                                                                           268
       Decrease in Accrued Administrative Fees                                                                     (354)
       Decrease in Accrued Advisory Fee                                                                          (1,870)
       Net Paydown Loss on Securities                                                                           132,477
                                                                                                          -------------
          Net Cash Provided by Operating Activities                                                           5,915,181
                                                                                                          -------------
Cash Flows From Financing Activities:*
   Cash Redemptions Paid                                                                                    (10,006,274)
                                                                                                          -------------
          Net Cash Used in Financing Activities                                                             (10,006,274)
                                                                                                          -------------
Net Decrease in Cash                                                                                         (4,091,093)
Cash at Beginning of Year                                                                                     5,305,709
                                                                                                          -------------
Cash at End of Year                                                                                       $   1,214,616
                                                                                                          =============

--------
* Non-cash financing activities not included herein consist of reinvestment of dividends of $9,047,995.

                      See Notes to Financial Statements.

CLARION TOTAL RETURN FUND
FINANCIAL HIGHLIGHTS

Per Share Operating Performance
For a Share Outstanding Throughout the Year

                                                   Year             Year             Year             Year
                                                  Ended            Ended            Ended            Ended
                                             October 31, 2006 October 31, 2005 October 31, 2004 October 31, 2003
                                             ---------------- ---------------- ---------------- ----------------
Net Asset Value, Beginning of Year               $  10.09         $  10.31         $  10.08         $  10.23
                                                 --------         --------         --------         --------
Income From Investment Operations
   Net Investment Income (6)                         0.54             0.52             0.54             0.52
   Net Realized and Unrealized Gain (Loss)           0.01            (0.14)            0.30            (0.03)
                                                 --------         --------         --------         --------
       Total from Investment Operations              0.55             0.38             0.84             0.49
                                                 --------         --------         --------         --------
Distributions
   Net Investment Income                            (0.54)           (0.57)           (0.58)           (0.59)
   Capital Gains                                       --            (0.03)           (0.03)           (0.05)
                                                 --------         --------         --------         --------
       Total Distributions                          (0.54)           (0.60)           (0.61)           (0.64)
                                                 --------         --------         --------         --------
Net Asset Value, End of Year                     $  10.10         $  10.09         $  10.31         $  10.08
                                                 --------         --------         --------         --------
Total Investment Return
   Net Asset Value (2)                               5.69%            3.74%            8.66%            4.94%
                                                 --------         --------         --------         --------
Ratios and Supplemental Data
Net Assets, End of Period (Thousands)            $164,403         $165,288         $141,450         $125,913
Ratio of Net Expenses to Average Net Assets,
  After Fee Waiver/Reimbursement                     0.43%            0.42%            0.39%            0.47%
Ratio of Net Expenses to Average Net Assets,
  Before Fee Waiver/Reimbursement                    0.43%            0.42%            0.39%            0.47%
Ratio of Net Investment Income to Average
  Net Assets                                         5.45%            5.05%            5.29%            4.82%
Portfolio Turnover Rate                                68%              49%              78%              65%

                                                    Period
                                                    Ended
                                             October 31, 2002 (1)
                                             --------------------
Net Asset Value, Beginning of Year                 $ 10.00
                                                   -------
Income From Investment Operations
   Net Investment Income (6)                          0.16
   Net Realized and Unrealized Gain (Loss)            0.25
                                                   -------
       Total from Investment Operations               0.41
                                                   -------
Distributions
   Net Investment Income                             (0.18)
   Capital Gains                                        --
                                                   -------
       Total Distributions                           (0.18)
                                                   -------
Net Asset Value, End of Year                       $ 10.23
                                                   -------
Total Investment Return
   Net Asset Value (2)                                4.08%(3)(5)
                                                   -------
Ratios and Supplemental Data
Net Assets, End of Period (Thousands)              $72,310
Ratio of Net Expenses to Average Net Assets,
  After Fee Waiver/Reimbursement                      0.50%(4)
Ratio of Net Expenses to Average Net Assets,
  Before Fee Waiver/Reimbursement                     0.55%(4)
Ratio of Net Investment Income to Average
  Net Assets                                          5.15%(4)
Portfolio Turnover Rate                                 30%(5)

--------
(1) Commencement of investment operations was July 15, 2002.
(2) Total investment return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during the period, and assumes dividends and distributions, if any, were reinvested at net asset value.
(3) Total investment return would have been lower had certain fees not been waived during the period.
(4) Annualized.
(5) Not annualized.
(6) Calculated based upon average shares outstanding during the period.

                      See Notes to Financial Statements.

                           CLARION TOTAL RETURN FUND
                         NOTES TO FINANCIAL STATEMENTS
                               OCTOBER 31, 2006

A. Organization: Clarion Total Return Fund (the "Fund") was formed on June 27, 2002 and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund is a series of Clarion Investment Trust, a business trust organized under the laws of Delaware. The investment objective of the Fund is to outperform the Lehman Brothers Aggregate Bond Index.

The Fund's shares of beneficial interest are not registered under the Securities Act of 1933.

B. Summary of Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of its financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

       1. Security Valuation: Fixed income securities' valuations are based on information from one or more of the following sources: quotations from dealers, third party pricing services, market transactions in comparable securities and various relationships between security values and yield to maturity. The value of securities for which market quotations are not readily available are determined in good faith at fair value using methods approved by the Board of Trustees. These prices may differ from the value that would have been used had a broader market for the securities existed and the differences could be material to the financial statements. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value.

       2. Federal Income Taxes: The Fund is a regulated investment company under Subchapter M of the Internal Revenue Code and distributes all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

       3. Repurchase Agreements: In connection with transactions involving repurchase agreements, the Fund's custodian takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

                           CLARION TOTAL RETURN FUND
                   NOTES TO FINANCIAL STATEMENTS (Continued)
                               OCTOBER 31, 2006

B. Summary of Significant Accounting Policies (Continued):

       4. Interest Rate Swap Contracts: The Fund may invest in swap contracts. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund uses interest rate swap contracts to manage its exposure to interest rates. Interest rate swap contracts typically represent the exchange between the Fund and a counterparty of respective commitments to make variable rate and fixed rate payments with respect to a notional amount of principal. Swap contracts typically require periodic interim settlement in cash, at which time the specified value of the variable interest rate is reset for the next settlement period. During the period that the swap contract is open, the contract is marked-to-market as the net amount due to or from the Fund in accordance with the terms of the contract based on the interest accrual through valuation date. Changes in the value of swap contracts, including accrued periodic net interest, are recorded as unrealized gains or losses.

       Periodic cash settlements received or made by the Fund on interest rate swaps are recorded in the accompanying Statements of Operations as realized gains or losses, respectively.

       Entering into a swap contract involves, to varying degrees, elements of credit, market and interest rate risk in excess of the amounts reported in the Statement of Assets and Liabilities. Notional principal amounts are used to express the extent of involvement in the transactions, but are not delivered under the contracts. Accordingly, credit risk is limited to any amounts receivable from the counterparty. The Fund bears the market risk arising from any change in interest rates.

       5. Distributions to Shareholders: The Fund distributes substantially all of its net investment income monthly. Any net realized capital gains are distributed annually. All distributions are recorded on the ex-dividend date. Under the Fund's Automatic Dividend Reinvestment Plan, all dividends and capital gain distributions are automatically reinvested in additional shares at net asset value. Shareholders who do not elect to participate in such Plan will receive their dividends and distributions in cash unless the Board of Trustees elects to pay such distributions in shares of the Fund.

       The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

       6. Restricted Securities: The Fund is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

       7. Secured Borrowings and Collateral: The Fund currently holds pledged collateral in the form of U.S. Treasury bills posted as a result of the interest rate swaps that the Fund has entered into. The Fund's custodian holds this collateral and it is not accounted for in the statement of assets and liabilities. The Fund has the right to either re-pledge or sell this collateral as determined by the contractual agreements between the parties. As of October 31, 2006 the value of this collateral is $599,500 and the Fund has neither re-pledged or sold any of this collateral.

       8. Other: Security transactions are accounted for on the trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Interest income is recognized on an accrual basis and adjusted for amortization of premium and accretion of discount.

                           CLARION TOTAL RETURN FUND
                   NOTES TO FINANCIAL STATEMENTS (Continued)
                               OCTOBER 31, 2006

C. Advisory Services: ING Clarion Capital, LLC (the "Adviser") is the investment adviser of the Fund. The Advisory agreement provides that the Fund shall pay a fee to the Adviser quarterly for its services at the annual rate of 0.25% of the Fund's average daily net assets. To limit the expenses of the Fund during its early years of operation, the Adviser had contractually agreed to a fee cap and expense reimbursement, which the Adviser may recover in later years. The waiver agreement ended on September 30, 2005. The Adviser may recover any fees waived or expenses reimbursed in the three and one half years previous to such recovery. The Adviser last waived expenses as of October 31, 2002 and as such, the recovery period has since passed.

D. Administration and Custodian Services: The Bank of New York serves as the Fund's Administrator and Custodian pursuant to separate administration and accounting and custody agreements.

E. Transfer Agent: Unified Fund Services, Inc. serves as the Fund's Transfer Agent pursuant to a mutual fund services agreement.

F. Purchases and Sales: For the year ended October 31, 2006 the Fund made purchases of $96,497,852 and sales of $93,713,770 of investment securities other than long-term U.S. Government and short-term securities. There were purchases of $13,987,500 and sales of $13,969,238 long-term U.S. Government securities during the year.

G. Income Taxes: At October 31, 2006, the tax basis accumulated earnings were as follows:

                  Undistributed ordinary income $   174,358
                                                ===========
                  Undistributed capital loss    $(1,362,030)*
                                                ===========
                  Unrealized appreciation       $   688,043
                                                ===========

--------
* These losses will expire by 10/31/2014 if not utilized.

The tax character of distributions paid to shareholders during the fiscal years ended October 31, 2006 and October 31, 2005, were as follows:

                                            2006       2005
                                         ---------- ----------
                  Ordinary income        $9,048,035 $8,437,747
                  Long-term capital gain          0     54,533
                  Return of capital               0    793,675
                                         ---------- ----------
                                         $9,048,035 $9,285,955
                                         ========== ==========

                           CLARION TOTAL RETURN FUND
                   NOTES TO FINANCIAL STATEMENTS (Continued)
                               OCTOBER 31, 2006

G. Income Taxes (Continued):

During the period ended October 31, 2006, as a result of permanent book to tax differences primarily due to treatment of paydowns and swaps for tax purposes, the Fund increased accumulated undistributed net investment income by $287,744 and decreased accumulated net realized loss by $287,744.

H. Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. The Fund does not anticipate recognizing any loss relating to these arrangements.

I. Other: At October 31, 2006, 99.99% of total shares outstanding were held by one record shareholder.

J. Recently Issued Accounting Pronouncements:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the impact that FIN 48 will have on the Fund's financial statements.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements"("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the impact that FAS 157 will have on the Fund's financial statements.

                           CLARION TOTAL RETURN FUND
                             TRUSTEES (Unaudited)

Unless otherwise noted, the address of all Trustees is c/o Clarion Total Return Fund, 230 Park Avenue, New York, NY 10169. Each Director serves until their retirement, resignation, death or removal.

Independent Trustees*

                                                                                        Number of
                                     Term of Office and                             Portfolios in Fund
                    Position(s)        Length of Time       Principal Occupation(s)  Complex Overseen    Other Directorships
Name (Age)         Held with Fund          Served             During Past 5 Years       by Trustee         Held by Trustee
----------         -------------- ------------------------- ----------------------- ------------------ -----------------------
S. Leland Dill        Trustee     Trustee since May 2006    Advisory Board                  3          Clarion Value Fund
                                  (with prior service as an Member Hedgeforum,                         Master, LLC; Clarion
(76)                              Advisory Director from    Citicorp Hedge Fund                        Value Fund, Inc.; ING
                                  November 2005 to May      Portfolios                                 Clarion Investors LLC;
                                  2006)                                                                Phoenix Funds

Steven N. Fayne       Trustee     Trustee since June        Managing Director,              3          Clarion Value Fund
                                  2002.                     Capmark Finance Inc.;                      Master, LLC; Clarion
(54)                                                        formerly, Managing                         Value Fund, Inc.; ING
                                                            Director, ARCS                             Clarion Investors LLC
                                                            Affordable Housing

I. Trevor Rozowsky    Trustee     Trustee June 2002.        CFO/CCO Lydian Trust            3          Clarion Value Fund
                                                            Company; CEO, Lydian                       Master, LLC; Clarion
(44)                                                        Mortgage Company                           Value Fund Inc.; ING
                                                                                                       Clarion Investors LLC

James Webb            Trustee     Trustee since May 2006    Independent consultant          3          Clarion Value Fund
                                  (with prior service as an to hedge funds;                            Master, LLC; Clarion
(45)                              Advisory Director from    formerly, Founder                          Value Fund Inc.; ING
                                  November 2005 to May      principal of GlobeOp                       Clarion Investors LLC;
                                  2006)                     Financial Services, LLC                    Rubicon Master Fund;
                                                                                                       Rubicon Quantitative
                                                                                                       Strategies Master Fund;
                                                                                                       GSA Capital
                                                                                                       International Master
                                                                                                       Fund, Ltd.; GSA
                                                                                                       Capital Macro Master
                                                                                                       Fund Ltd.; GSA Capital
                                                                                                       GMN Master Fund
                                                                                                       Limited

--------
* Not "interested persons" within the meaning of Section 2(a)(19) of the 1940
  Act.

Interested Trustees*

                                                                        Number of
                             Term of Office and      Principal      Portfolios in Fund
               Position(s)     Length of Time      Occupation(s)     Complex Overseen  Other Directorships
Name (Age)    Held with Fund       Served       During Past 5 Years     by Trustee       Held by Trustee
----------    -------------- ------------------ ------------------- ------------------ -------------------
Daniel Heflin President, CEO   Trustee since       President and            3             Clarion Value
              and Trustee      July 1997           CEO, ING                               Fund Master,
(42)                                               Clarion                                LLC; Clarion
                                                   Capital, LLC                           Value Fund
                                                                                          Inc.; ING
                                                                                          Clarion
                                                                                          Capital, LLC

--------
* "Interested persons" within the meaning of Section 2(a)(19) of the 1940 Act.

Additional information about the Directors is available in the Fund's Statement of Additional Information dated February 28, 2006, which is available from the Fund at no charge by calling Jerry Chang at (212) 883-2730.

                           CLARION TOTAL RETURN FUND
                             OFFICERS (Unaudited)

Officers

Name             Position(s) Held with Fund Principal Occupation(s) During Past 5 Years
---------------- -------------------------- -------------------------------------------
Daniel Heflin    President, CEO and Trustee  President and CEO, ING Clarion Capital,
                                             LLC
Stephen Baines   Vice President              Chief Investment Officer, ING Clarion
                                             Capital, LLC
Jerry Chang      Chief Compliance Officer    Chief Financial Officer, ING Clarion
                                             Capital;, LLC; formerly, Vice President,
                                             Strategic Value Partners, LLC; formerly,
                                             Controller, Goldman Sachs & Co,
                                             Investment Management Division
Joanne M. Vitale Vice President              Director, ING Clarion Partners, LLC;
                                             formerly, Senior Vice President, ING
                                             Clarion Partners, LLC; Vice President,
                                             ING Clarion Partners, LLC
Ryan Martin      Chief Financial Officer     Vice President, ING Clarion Capital,
                                             LLC; formerly, Assistant Controller,
                                             American Securities Capital Partners,
                                             LLC; formerly, Associate,
                                             PricewaterhouseCoopers, LP

Item 2. Code of Ethics.

(a)The registrant has adopted a code of ethics that applies to the registrant's President and Chief Financial Officer.

(b)Not applicable.

(c)The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)The registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics.

(e)Not applicable.

(f)(1) The registrant's Code of Ethics is attached hereto as exhibit 12(a)(1).

    (2)N/A

    (3)N/A

Item 3. Audit Committee Financial Expert.

The registrant's Board of Directors ("Board") has determined that the registrant has at least one Audit Committee Financial Expert ("ACFE") serving on the registrant's Audit Committee. The Board determined that I. Trevor Rozowsky qualifies as ACFE and is "independent" (as each item defined in Item 3 of Form N-CSR.

A person who is determined to be an ACFE will not be deemed an "expert" for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an ACFE pursuant to this Item. The designation or identification of a person as an ACFE pursuant to this Item does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the Audit Committee and Board in the absence of such designation or identification. The designation or identification of a person as an ACFE pursuant to this Item does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board.

Item 4. Principal Accountant Fees and Services.

(a). Audit Fees: the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

                                 2006: $35,000
                                 2005: $25,000

(b). Audit-Related Fees: the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this item are as follows:

                                   2006: $0
                                   2005: $0

(c). Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are as follows:

                                 2006: $6,325
                                 2005: $5,500

(d). All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) and (c) of this Item are as follows:

                                   2006: $0
                                   2005: $0

(e) Audit Committee Pre-Approval Policies and Procedures.

   (i) Per Rule 2-01(c)(7)(A), the Audit Committee pre-approves all of the Audit, Audit-Related, Tax and Other Fees of the Registrant.

   (ii) 100% of services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year attributable to work performed by persons other than the principal accountant's full-time, permanent employees was zero.

(g) The aggregate non-audit fees billed by the Registrant's accountant for services rendered to the registrant, the registrant's adviser or any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the registrant (except for any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) that directly impacted the Fund for the period from November 1, 2005 to October 31, 2006 were $0.

(h) There were no non-audit services rendered by the principal accountant to the registrant's investment adviser or entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Item 5. Audit Committee of Listed Registrants.

    (a)The Clarion Value Fund, Inc. has a separately designated audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, which consists of one independent trustee. The sole audit committee member is I. Trevor Rozowsky.

    (b)Not applicable.

Item 6. Schedule of Investments.

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors since the registrant's most recent disclosure in response to the requirements of
Item 7(d)(ii)(G) of Schedule 14A or this Item.

Item 11. Controls and Procedures.

(a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(d) under the 1940 Act), as of a date within 90 days of the filing date of the report, the President (principal executive officer) and the Chief Financial Officer (principal financial officer) of the registrant, concluded that they were not aware of any material deficiencies in the design or operation of the registrant's disclosure controls and procedures and that these controls and procedures are effective.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) over the fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics.

(a)(2) Certifications of the registrant's President and Chief Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 ("SOX") are attached as Exhibit 99.CERT.

(b) Certifications of the registrant's President and Chief Financial Officer pursuant to Section 906 of SOX are attached as Exhibit 99.906CERT.

                                  SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Clarion Investment Trust

By:    /s/ Daniel Heflin
       -------------------------------
Name:  Daniel Heflin
Title: President and Chief Executive Officer
Date:  January 8, 2007

   Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    /s/ Daniel Heflin
       -------------------------------
Name:  Daniel Heflin
Title: President and Chief Executive Officer
Date:  January 8, 2007

By:    /s/ Ryan Martin
       -------------------------------
Name:  Ryan Martin
Title: Chief Financial Officer
Date:  January 8, 2007